July 25, 2007
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
- FLORIDA SERIES

Supplement to Prospectus
dated February 28, 2007
As revised, May 21, 2007

The Board of Trustees of Dreyfus Premier State Municipal Bond Fund
(the “Trust”) has approved, subject to shareholder approval, an Agreement and
Plan of Reorganization (the “Agreement”) between the Trust, on behalf of the
Florida Series (the “Fund”), and Dreyfus Premier Municipal Bond Fund (the
“Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

It is currently contemplated that holders of Fund shares as of September 7,
2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about November
15, 2007. If the Agreement is approved, the Reorganization will become effective on or about November 27, 2007.

In anticipation of the Reorganization, effective on or about August 3, 2007
(the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance
Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed
Reorganization will be mailed prior to the meeting to Fund shareholders as of the
Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the
Acquiring Fund by calling 1-800-554-4611.